PROMISSORY NOTE

$270,000,000.00                                                                                                           June 15, 2005

FOR VALUE RECEIVED, and upon the terms and conditions set forth in this Promissory Note (this “Promissory Note”), DESERT RIDGE RESORT, LLC, a Delaware limited liability company (“Borrower”), promises to pay to the order of BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation (together with its successors and assigns, “Lender”), at Lender’s office located at 200 Park Avenue, New York, NY 10166, Attn:  CMBS Servicing, or at such other place as Lender may designate to Borrower in writing from time to time, the principal amount of TWO HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($270,000,000.00), together with interest thereon, in the amounts, at the times and otherwise in accordance with the terms set forth in that certain Loan Agreement of even date herewith (“Loan Agreement”) between Borrower and Lender, which terms are incorporated herein by this reference thereto.

ARTICLE I

TERMS OF PROMISSORY NOTE

        Section 1.01          Loan Agreement.  This Promissory Note (which Promissory Note is referred to as the “Note” in the Loan Agreement) evidences the Loan made by Lender to Borrower pursuant to the Loan Agreement.  All capitalized terms used herein and not defined herein have the meanings specified in the Loan Agreement.  All of the terms, conditions and provisions of the Loan Agreement applicable to this Promissory Note and the debt evidenced hereby are incorporated herein by this reference thereto.

        Section 1.02          Exculpation.  NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, BORROWER’S PERSONAL LIABILITY FOR PAYMENT OF THIS PROMISSORY NOTE AND PERFORMANCE OF ITS OBLIGATIONS UNDER THIS PROMISSORY NOTE IS LIMITED IN THE SAME MANNER AND TO THE SAME EXTENT AS EXPRESSLY PROVIDED IN THE LOAN AGREEMENT, AND THE PROVISIONS OF ARTICLE 12 OF THE LOAN AGREEMENT ARE HEREBY INCORPORATED HEREIN BY THIS REFERENCE THERETO.

        Section 1.03          Borrower’s Waivers.  Borrower, for itself and all others who may become liable for payment of all or any portion of this Promissory Note, hereby waives presentment for payment, demand, protest, and notice of dishonor, protest, nonpayment, demand, intent to accelerate, and acceleration. Borrower, for itself and all others who may become liable for payment of all or any portion of this Promissory Note, hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided, both as to party and property (real and personal), against the enforcement and collection of the obligations evidenced by this Promissory Note or any of the other Loan Documents.

        Section 1.04          Unconditional Payment.  Any payment received by Lender hereunder that is required to be refunded or recovered from Lender as a voidable preference or a fraudulent transfer or is otherwise set-aside pursuant to the Bankruptcy Code or any insolvency or other debtor relief law shall not be considered as a payment made on the Loan or under this Promissory Note.  Borrower’s liability under this Promissory Note to make such payment shall be reinstated, notwithstanding that this Promissory Note may have been marked satisfied and returned to Borrower or otherwise canceled, and such payment shall be immediately due and payable upon demand.

ARTICLE II

DEFAULT AND REMEDIES

        Section 2.01          Event of Default.  A default (“Event of Default”) shall occur under this Promissory Note if an “Event of Default”, as that term is defined under the Loan Agreement or any other Loan Document, has occurred and remains uncured.

        Section 2.02          Cumulative and Independent Remedies.  Following an Event of Default (which has not been waived in writing by Lender), Lender, without notice or consent from Borrower, shall be entitled to exercise all rights and remedies as have been provided to Lender hereunder, under the Loan Agreement and other Loan Documents, by law or in equity.  Such rights and remedies are cumulative and may be exercised independently, concurrently or successively in Lender’s sole discretion and as often as occasion therefor shall arise. No partial exercise by Lender of any right or remedy will preclude further exercise thereof.  Notice or demand given to Borrower in any instance will not entitle Borrower to notice or demand in similar or other circumstances or constitute Lender’s waiver of its right to take any future action in any circumstance without notice or demand (except where expressly required by this Promissory Note, the Loan Agreement or other Loan Documents to be given). Lender may release security for the Loan, may release any party liable for the Loan, may grant extensions, renewals or forbearances with respect thereto, and may apply any security held by it to payment of the Loan, in each case without prejudice to its rights under this Promissory Note.  Lender will not be deemed as a consequence of its delay or failure to act, or any forbearances granted, to have waived or be estopped from exercising any of its rights or remedies.

ARTICLE III

MISCELLANEOUS PROVISIONS

        Section 3.01          Savings Clause.  At no time is Borrower required to pay interest on the Loan or on any other payment due under any of the Loan Documents (or to make any other payment deemed by law or by a court of competent jurisdiction to be interest) at a rate which would subject Lender either to civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to pay.  If interest (or such other amount deemed to be interest) paid or payable by Borrower is deemed to exceed such maximum rate, then the amount to be paid immediately shall be reduced to such maximum rate and thereafter computed at such maximum rate. All previous payments in excess of such maximum rate shall be deemed to have been payments of principal (in inverse order of maturity) and not on account of interest due hereunder.  For purposes of determining whether any applicable usury law has been violated, all payments deemed by law or a court of competent jurisdiction to be interest shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread over the full term of the Loan in such manner so that interest is computed at a rate throughout the full term of the Loan which does not exceed the maximum lawful rate of interest.

        Section 3.02          Incorporation from Loan Agreement.  All provisions of Articles 12, 17 and 18, inclusive, of the Loan Agreement are incorporated into this Promissory Note by this reference thereto, as if fully reproduced herein.

        Section 3.03          Joint and Several.  If Borrower consists of more than one Person, each such Person shall be jointly and severally liable hereunder.

        Section 3.04          Governing Law.  THIS PROMISSORY NOTE WAS NEGOTIATED IN THE STATE OF <?xml:namespace prefix = st1 ns = "urn:schemas-microsoft-com:office:smarttags" />NEW YORK AND WAS MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK.  THE PROCEEDS OF THIS PROMISSORY NOTE WERE DISBURSED FROM THE STATE OF NEW YORK. THE PARTIES AGREE THAT THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY AND THAT IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS PROMISSORY NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS).  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS PROMISSORY NOTE AND THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

        Section 3.05          Consent to Jurisdiction.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE MAY, AT LENDER’S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  BORROWER DOES HEREBY DESIGNATE AND APPOINT:

Richard J. Fildes, Esq.
Lowndes, Drosdick, Doster, Kantor & Reed, PA
450 South Orange Avenue, Suite 800
Orlando, FL  32801

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK OR ORLANDO, FLORIDA, AS APPLICABLE (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR ORLANDO, FLORIDA, AS APPLICABLE, OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

        Section 3.06          WAIVER OF JURY TRIAL.  BORROWER HEREBY WAIVES ITS RIGHT, TO THE FULL EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS PROMISSORY NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER.

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IN WITNESS WHEREOF, the undersigned hereby signs and delivers this Promissory Note, intending to be legally bound hereby.

BORROWER:
DESERT RIDGE RESORT, LLC,
a Deleware limited liability company
By:	/s/ John X. Brady, Jr.
Name: John X. Brady, Jr.
Title: Vice President